SECURITIES AND EXCHANGE COMMISSION
     Washington,  D.C.    20549



     FORM  8-K



     CURRENT  REPORT

     Pursuant  to  Section  13  or  15(d)
     of  the  Securities  Exchange  Act  of  1934



Date  of  Report  (Date  of  Earliest  Event  Reported):  January  16,  1999


     MONACO  FINANCE,  INC.
     ----------------------
     (Exact  Name  of  Registrant  as  Specified  in  Charter)



    Colorado                0-18819                   84-1088131
-----------------   ------------------------    --------------------
 (State or Other    (Commission File Number)     (I.R.S. Employer
  Jurisdiction                                  Identification  No.)
of  Incorporation)


     370  Seventeenth  Street,  Suite  5060
             Denver,  Colorado  80202
     --------------------------------
     (Address  of  Principal  Executive  Offices)


Registrant's  Telephone  Number,  Including  Area  Code:        (303) 592-9411


     N/A
     ---
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)


Total  number  of  pages  is  17.

The  exhibit  index  appears  at  sequential  page  no.  2.

ITEM  5.  OTHER  EVENTS.

     Effective as of November 30, 1998, Pacific USA Holdings Corp. ("Pacific") converted $536,750 of unsecured debt and $300,000 of secured debt into 418,375 shares of 8% Cumulative Subordinated Preferred Stock, Series 1999-1 (the "1999-1 Preferred Stock") of Monaco Finance, Inc. (the "Company") valued at $2.00 per share. Further, Pacific paid the Company $200,000 in cash and Pacific and the Company entered into a Software License and Development Agreement and a Data Licensing Agreement (the "License Agreements"). Pursuant to the License Agreements, Monaco, as licensor, granted to Pacific, as licensee, a perpetual, fully paid up, nontransferrable, exclusive license covering certain proprietary software and historical data developed by the Company with respect to consumer automobile loans, including risk analysis
(the "Monaco Software"). Pacific acquired the right to make modifications, changes or improvements to the Monaco Software (referred to as the "Advanced Software"). Pacific has the right to exploit the Advanced Software as it deems fit in its sole discretion. Pacific granted to the Company a fully paid up, nontransferrable, nonexclusive license limited to use of the Advanced Software for the Company's internal business purposes only. This license will terminate 90 days following any change in control of the Company. In addition, Pacific has a right of first refusal to purchase the Monaco Software. The purchase price shall be offset by the total costs Pacific actually incurred in development of the Advanced Software.

     The 1999-1 Preferred Stock is subordinate to the 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "1998-1 Preferred Stock") with respect to payment of dividends, redemption and upon any liquidation of the Company. The 1999-1 Preferred Stock has no voting rights other than as provided in the articles of incorporation or as required by law. The Company has the right to redeem the 1999-1 Preferred Stock at any time and from time to time, in whole or in part, for cash in the amount of $2.00 per share plus accrued but unpaid dividends. However, the 1999-1 Preferred Stock shall not be redeemed so long as any 1998-1 Preferred Stock is issued and outstanding. Dividends on the 1999-1 Preferred Stock are at the annual rate of 9% ($.16 per share) payable quarterly in shares of 1999-1 Preferred Stock. No dividends other than those payable solely in common stock shall be paid with respect to the common stock unless all accumulated and unpaid dividends on the 1999-1 Preferred Stock shall have been declared and paid in full.

     On or about January 16, 1999, in connection with the June 26, 1997 Master Financing Securitization, the Company's wholly-owned special purpose corporation, MF Receivables Corp II ("MFII") redeemed the outstanding Class A Certificates for a total redemption price of approximately $16.7 million. The transaction was financed through the existing Warehouse Credit Facility with Daiwa Finance Corporation and MF Receivables Corp III, also a wholly owned special purpose corporation of the Company ("MFIII"). Following the redemption, the Company, MFII and MFIII, entered into an arrangement whereby the assets of MFII, consisting of $18.7 million of Automobile Backed Consumer Contracts were transferred to MFIII.

ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)          Exhibits.

4.6 Preferences, Limitations and Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1999-1.

10.72          Conversion  and  Rights  Agreement

10.73          Software  License  and  Development  Agreement

10.74          Data  License  Agreement

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     MONACO  FINANCE,  INC.



Date:February 10, 1999     By:/s/ Irwin L. Sandler
     -----------------     -----------------------
                           Its: Executive Vice President
                           -----------------------------

EXHIBIT  4.6

                           ARTICLES OF AMENDMENT TO
     ARTICLES  OF  INCORPORATION

     PREFERENCES,  LIMITATIONS  AND  RELATIVE  RIGHTS  OF
     8%  CUMULATIVE  SUBORDINATED  PREFERRED  STOCK,  SERIES  1999-1
     OF
     MONACO  FINANCE,  INC.


     MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of the Corporation and pursuant to Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, pursuant to a unanimous Statement of Consent effective as
of    December  31,  1998,  duly  adopted  the  following  resolution:

     RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), by the Articles of Incorporation, as amended, of the Corporation, the Board of Directors hereby creates out of the authorized preferred stock, no par value per share, of the Corporation a series of preferred stock to consist of not more than 585,725 shares, and this Board of Directors hereby fixes the designation and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of such series as follows:

          1. DESIGNATION. This resolution shall provide for a single series of preferred stock, the designation of which shall be "8% Cumulative Subordinated Preferred Stock-SERIES 1999-1" (hereinafter the "Series 2 Preferred Shares" or the "Series 2 Preferred Stock") and the number of authorized shares constituting the Series 2 Preferred Stock is 585,725. The number of authorized Series 2 Preferred Shares may be reduced or increased by a further resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to the Corporation's Articles of Incorporation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction or increase has been so authorized. The Series 2 Preferred Stock shall be subordinate to the Corporation's 8% Cumulative Convertible Preferred Stock-Series 1998-1 (the "Series 1 Preferred Shares" or the "Series 1 Preferred Stock") with respect to payment of dividends and redemption, and upon liquidation of the Corporation as provided herein.

          2.  VOTING.    Except  as  provided  herein  or  otherwise expressly
required by the laws of the State of Colorado, the holders of the Series 2 Preferred Stock shall have no voting rights and shall not be entitled to notice of meetings of shareholders, and the exclusive voting power shall be vested in the holders of the shares of the Corporation's Class A and Class B Common Stock, $.01 par value per share (the "Common Stock"), and/or in any other series of the Corporation's preferred stock now or at any time hereafter issued and outstanding having voting rights including, without limitation, the Series 1 Preferred Stock. Any corporate action that requires a vote of the holders of the Series 2 Preferred Stock as a class shall be deemed to have been approved by that class upon the affirmative vote by the holders of a majority of the issued and outstanding Series 2 Preferred Shares unless a higher voting requirement is imposed by the Colorado Business Corporation Act. If any corporate action shall require a vote of the holders of the Series 2 Preferred Shares other than as a class, the Series 2 Preferred Shares shall vote as a single voting group with all other shares of the Corporation's capital stock having voting rights with respect to such action.



     2.1 VOTING PROCEDURES. Whenever holders of the Series 2 Preferred Stock are entitled to vote as provided herein, such holders shall, to the extent practicable, act by unanimous consent to action without a meeting signed by all holders of the Series 2 Preferred Stock to be effective when actually received by the Corporation or on such later date as may be specified in such consent. When holders of the Series 2 Preferred Stock are not able to reach a consensus, the Corporation shall, upon the request made by any holder(s) of ten percent or more of the number of outstanding Series 2 Preferred Shares, call a special meeting of holders of the Series 2 Preferred Stock upon not less than ten nor more than 60 days notice to such holders. The holders of a majority of the outstanding shares of Series 2 Preferred Stock, present in person or by proxy, shall constitute a quorum for all meetings of Series 2 Preferred Stockholders. In the event the matter to be voted on shall be subject to any laws, rules or regulations with respect to the solicitation of proxies or otherwise, the holders of the Series 2 Preferred Stock agree to timely provide the Corporation with such information as it shall reasonably require to comply therewith.

     2.2 VOTING RIGHTS. The affirmative vote by the holders of a majority of the outstanding shares of Series 2 Preferred Stock, voting separately as a group, shall be required with respect to any amendment to the Articles of Incorporation which would:

               (a) Increase or decrease the aggregate number of authorized shares of Series 2 Preferred Stock;

     (b) Effect an exchange or reclassification of all or part of the shares of Series 2 Preferred Stock into shares of another class;

     (c) Effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of Series 2 Preferred Stock;

     (d) Change the designation, preferences, limitations, or relative rights of all or part of the shares of Series 2 Preferred Stock;

     (e) Change the shares of all or part of the Series 2 Preferred Stock into a different number of shares of the same class;

     (f) Create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of Series 2 Preferred Stock;

     (g) Increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of Series 2 Preferred Stock;

     (h) Cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of Series 2 Preferred Stock;

     (i) Make the Series 2 Preferred Stock redeemable either mandatorily or at the option of the Corporation.

     (j) Be required in connection with any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Corporation or any subsidiary of the Corporation; any consolidation or merger involving the Corporation or any subsidiary of the Corporation; any reclassification of any of the outstanding capital stock of the Corporation; or any recapitalization of the Corporation.

     2.3 VOLUNTARY REDEMPTION. Except as provided herein to the contrary, and subject to requirements of the laws of the State of Colorado, the Corporation shall have the right to redeem the Series 2 Preferred Stock at any time and from time to time in whole or in part.


     (a) The redemption price for each share of Series 2 Preferred Stock shall be an amount in cash equal to the sum of $2.00 plus the amount of all accrued and unpaid dividends thereon, whether or not earned or declared, to and including the date fixed for redemption (the "Redemption Price"). In the event of a redemption of only a part of the outstanding Series 2 Preferred Stock, the Corporation shall effect such redemption ratably according to the number of shares held by each holder of the Series 2 Preferred Stock.

     (b) At least ten and not more than 60 days prior to the date fixed for any such redemption of the Series 2 Preferred Stock (the "Redemption Date"), written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Series 2 Preferred Stock at his or her post office address last shown on the records of the Corporation. The Redemption Notice shall state:

     (i) Whether all or less than all of the outstanding shares of Series 2 Preferred Stock are to be redeemed and the total number of shares being redeemed.

     (ii) The number of shares of Series 2 Preferred Stock held by the holder that the Corporation intends to redeem.

     (iii)          The  Redemption  Date  and  the  Redemption  Price.

     (iv) That the holder is to surrender to the Corporation, in the manner and at the place designated, his or her certificate or certificates representing the shares of Series 2 Preferred Stock to be redeemed.

     (c) On or before the Redemption Date, each holder of Series 2 Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice and, thereupon, the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled and retired. In the event less than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

     (d) If the Redemption Notice shall have been duly given and if on the Redemption Date the Redemption Price is either paid or set apart for payment, then, notwithstanding that the certificates evidencing any of the shares of Series 2 Preferred Stock so called for redemption shall not have been surrendered, the dividends with respect to such shares shall cease to accrue after the Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price, without interest, upon surrender of their certificate or certificates therefor.

     (e) Notwithstanding anything contained herein to the contrary, the Series 2 Preferred Stock shall not be redeemed in whole or in part so long as any Series 1 Preferred Shares are issued and outstanding.

          3.  DIVIDENDS.


     3.1 RATE. Holders of Series 2 Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors out of any funds of the Corporation legally available for that purpose, cumulative dividends from the date of issuance at the rate of 8% ($.16 per share of Series 2 Preferred Stock) per year, payable quarterly (pro-rated for partial quarters) in arrears, in shares of its Series 2 Preferred Stock valued at $2.00 per share (or in cash if no Series 2 Preferred Shares are available for that purpose), on the first day of April, July, October and January of each year commencing April 1,1999 (each such date being hereinafter individually referred to as the "Dividend Payment Date" and collectively as the "Dividend Payment Dates"). Each such dividend shall be paid to the holders of record of the Series 2 Preferred Shares as they appear on the books of the Corporation on the record date which shall be not less than 30 days prior to the related Dividend Payment Date. Dividends on the Series 2 Preferred Shares shall be cumulative whether or not the Corporation was or is legally able to pay such dividends in whole or in part. Holders of Series 2 Preferred Shares shall not be entitled to any dividends whether payable in cash, property or stock in excess of full dividends as herein provided on the Series 2 Preferred Shares.

     3.2 DIVIDENDS ON COMMON STOCK AND SERIES 1 PREFERRED STOCK. No dividends (other than those payable solely in Common Stock) shall be paid with respect to the Common Stock during any fiscal year of the Corporation unless all accumulated and unpaid dividends and the quarterly dividend on the shares of Series 2 Preferred Stock for the then current dividend period shall have been declared and paid. No dividends shall be paid with respect to the Series 2 Preferred Stock during any fiscal year of the Corporation unless all accumulated and unpaid dividends and the quarterly dividend on the shares of Series 1 Preferred Stock for the then current dividend period shall have been declared and paid.

     4. EXCHANGE, ASSIGNMENT OR LOSS OF SERIES 2 PREFERRED SHARES. Subject to the provisions of Section 6 hereof, the Series 2 Preferred Stock is assignable and exchangeable, without expense, at the option of the holder, upon presentation and surrender of such Series 2 Preferred Stock to the Corporation, together with written instructions signed by the holder of such Series 2 Preferred Stock with respect to reissuance thereof and good funds sufficient to pay any transfer or similar tax; whereupon the Corporation shall, without charge, execute and deliver Series 2 Preferred Stock in the designated denominations and in the designated name(s) and the Series 2 Preferred Stock so surrendered promptly shall be canceled. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of Series 2 Preferred Stock certificates, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification including a surety bond, and upon surrender and cancellation of Series 2 Preferred Stock certificates, if mutilated, the Corporation will execute and deliver new Series 2 Preferred Stock certificates of like tenor and date. Any such new Series 2 Preferred Stock certificates executed and delivered shall constitute additional contractual obligation on the part of the Corporation, whether or not the Series 2 Preferred Stock certificates so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

          5.  LEGENDS  AND  SECURITIES  LAW  COMPLIANCE.

     5.1 SECURITIES LAW COMPLIANCE. The Series 2 Preferred Stock may not be issued, offered or sold except in conformity with the Securities Act of 1933, as amended, and applicable state laws, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section with respect to any resale or other disposition of such securities.

     5.2 SECURITIES LEGEND. The Corporation may cause the following legend to be set forth on each certificate representing Series 2 Preferred Stock, unless counsel for the Corporation is of the opinion as to any such certificate that such legend is unnecessary:

The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Corporation.

     5.3 OTHER LEGENDS. All certificates representing the Series 2 Preferred Shares and any and all securities issued in replacement thereof shall bear such additional legends as shall be required by law or contract.


          6.  RIGHTS  ON  LIQUIDATION.    In  the  event  of  the liquidation,
dissolution or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders,
(i) the holders of the Series 2 Preferred Shares then issued and outstanding shall be entitled to receive an amount equal to $2.00 per Series 2 Preferred Share plus any accumulated but unpaid dividends, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Stock and (ii) the holders of the Series 1 Preferred Stock Shares then issued and outstanding shall be entitled to receive an amount equal to $2.00 per Series 1 Preferred Share plus any accumulated but unpaid dividends, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Series 2 Preferred Shares. If the assets of the Corporation distributable to the holders of Series 2 Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of the Series 2 Preferred Shares. The holders of the Common Stock and the Series 1 Preferred Stock shall be entitled to the exclusion of the holders of the Series 2 Preferred Shares to share in all remaining assets of the Corporation in accordance with their respective interests. For purposes of this paragraph, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

          7. NOTICE. Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed to have been given if in writing and upon the earlier of personal delivery (including by messenger, facsimile or other receipted delivery during normal business hours or, if delivered other than during normal business hours, at the beginning of the first business day following such delivery) or three business days following deposit in the United States mails, by registered or certified mail, return receipt requested, addressed to the holder at such holder's address of record on the books of the Corporation or to the Corporation at its principle executive offices. Any person may change the address for the giving of notice by notice duly given effective five (5) business days thereafter.

     IN WITNESS WHEREOF, MONACO FINANCE, INC. has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and Secretary this 30th day of December, 1998.
     MONACO  FINANCE,    INC.


     By:    /s/  Joseph  A.  Cutrona
        ----------------------------
     Joseph  A.  Cutrona,  Chief  Executive  Officer
[S  E  A  L]

ATTEST:

     /s/  Irwin  L.  Sandler
     -----------------------
     Irwin  L.  Sandler,  Secretary

EXHIBIT  10.72

                          CONVERSION AND RIGHTS AGREEMENT

     THIS CONVERSION AND RIGHTS AGREEMENT (the "Agreement") is made and entered into this 31st day of December, 1998, by and between Monaco Finance, Inc., a Colorado corporation (the "Company"), and Pacific USA Holdings Corp., a Texas corporation ("Pacific").

     RECITALS

     WHEREAS, the Company and Pacific entered into a loan arrangement, pursuant to which Pacific made a loan to the Company (the "First Loan") evidenced by that certain promissory note dated June 30, 1998 (the "First Note") in the principal amount of Five Million and No/100 Dollars ($5,000,000), a portion of which has been previously converted by Pacific into shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), leaving an outstanding principal balance of Five Hundred Thirty-Six Thousand Seven Hundred Fifty and No/100 Dollars ($536,750); and

     WHEREAS, the Company and Pacific entered into a second loan arrangement, pursuant to which Pacific made a loan to the Company (the "Second Loan") evidenced by that certain promissory note dated September 30, 1998 (the "Second Note") in the principal amount of One Million and No/100 Dollars ($1,000,000) as modified effective October 31, 1998, to increase the principal amount to One Million Four Hundred Thousand Dollars ($1,400,000); and

     WHEREAS, the Company and Pacific entered into separate Pledge and Security Agreements dated as of June 30, 1998, and September 30, 1998, whereby the Company pledged the Collateral (as defined therein) to secure the obligations of the Company under the First Note and the Second Note, respectively, the Pledge and Security Agreement dated as of June 30, 1998, having been terminated and the Collateral referred to therein having been released as of the date of conversion of the First Note.

     AGREEMENT

     NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

SECTION  1.  DEFINITIONS.

     The following terms when used in this Agreement shall have the following meanings:

     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Preferred Stock" shall mean the 8% Cumulative Subordinated Preferred Stock, Series 1999-1, no par value of the Company, the Preferences, Limitations and Relative Rights of which shall be in substantially the form of Exhibit A attached hereto and by this reference made a part hereof.


     "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

SECTION  2.  CONVERSION.

     (a) The parties hereby agree that as of the Effective Date, the unpaid principal balance of the First Note shall be converted into Preferred Stock. The number of shares of Preferred Stock to be delivered to Pacific by the Company upon such conversion ("First Note Conversion Shares") shall be determined by dividing the unpaid principal balance of the First Note by $2.00 (the "Loan Conversion Price").

     (b) The parties further agree that as of the Effective Date, $300,000 of the unpaid principal balance of the Second Note shall be converted into Preferred Stock. The number of shares of Preferred Stock to be delivered to Pacific by the Company upon such conversion ("Second Note Conversion Shares") shall be determined by dividing the principal amount of the Second Note to be converted by the Loan Conversion Price. The First Note Conversion Shares and the Second Note Conversion Shares shall be referred to herein as the "Conversion Shares" and the principal amounts of the First Note and the Second Note to be converted as provided herein shall be referred to as the "Conversion Amount."

     (c) The Company hereby agrees to deliver, on the Effective Date, the Conversion Shares to Pacific per its instructions. At Pacific's request, the Company shall register the Conversion Shares in the name of a wholly owned subsidiary of Pacific. In such event, the term "Pacific" shall include such wholly owned subsidiary.

SECTION  3.  DISCHARGE  AND  RELEASE  OF  RIGHTS  TO  COLLATERAL.

     Pacific hereby acknowledges that the conversion of the Conversion Amount pursuant to Section 2 herein discharges any and all debts, liabilities and obligations owing by the Company to Pacific pursuant to the First Note except for interest accrued and unpaid on the Note through the Effective Date. In connection therewith, Pacific agrees to deliver the Note to the Company for cancellation, and the Company agrees to pay or cause to be paid, simultaneously with such delivery, all such accrued and unpaid interest. The Company acknowledges that the stock of MF Receivables Corp. I secures payment of the Second Note pursuant to the related Pledge and Security Agreement.

SECTION  4.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.

     (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Company to perform its obligations hereunder.


     (b) AUTHORIZATION. The Company has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate and shareholder action.

     (c) BINDING OBLIGATION. This Agreement, assuming due authorization, execution and delivery by Pacific, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d) NO VIOLATION. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or any of its properties.

     (e) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken, or obtained on or prior to the Effective Date.

     (f) CONVERSION SHARES. All of the Conversion Shares have been duly authorized, and upon delivery thereof to Pacific in accordance with Section 2 hereof, shall be validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and restrictions (other than as set forth in this Agreement).

     (g) CAPITAL STOCK. At the Effective Date, the authorized capital stock of the Company consists of 30,000,000 shares of Class A Common Stock, of which approximately 2,554,571 shares are issued and outstanding, 2,250,000 shares of Class B Common Stock, of which 254,743 shares are issued and outstanding, and 10,000,000 shares of preferred stock, no par value, of which 471,248 shares are issued and outstanding.

     (h) SECURITIES LAWS. Under the circumstances contemplated by this Agreement and assuming the accuracy of the representations of Pacific in
Section 5 of this Agreement, the offer, issuance, sale and delivery of the Conversion Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.


     (i) SEC FILINGS. The Company has made all filings that it is required to make with the Commission under the Securities Act and the Exchange Act (the "Company SEC Reports"). As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION  5.  REPRESENTATIONS  AND  WARRANTIES  OF  PACIFIC.

     (a) ORGANIZATION AND GOOD STANDING. Pacific is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific to perform its obligations hereunder. The principal place of business of Pacific is located in Texas.

     (b) AUTHORIZATION. Pacific has the power, authority and legal right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific by all necessary corporate action.

     (c) BINDING OBLIGATION. This Agreement, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Pacific, enforceable against Pacific in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d) NO VIOLATION. The consummation of the transactions contemplated by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific or any of its properties.

     (e) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Effective Date.

     (f) SOLE OWNER. Pacific is the sole owner of the First Note and the Second Note and has not sold, assigned or otherwise conveyed any interest in either Note to any Person or entity.



     (g) PRIVATE PLACEMENT. Pacific acknowledges that the Conversion Shares will be when issued "restricted securities" as defined in Rule 144 under the Securities Act and subject to substantial restrictions on transfer. Except as contemplated by this Agreement, Pacific will acquire the Conversion Shares for investment, and not for the interest of any other person, not for resale to any other person and not with a view to or in connection with any sale or distribution. Pacific acknowledges and agrees that certificates evidencing the Conversion Shares will bear a legend restricting transfer thereof as required by the Securities Act.

SECTION  6.  EFFECTIVE  DATE.

     This  Agreement  shall  become  effective  as  of  November  30,  1998.

SECTION  7.  NOTICES.

     All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed firstclass postage prepaid, registered or certified mail,

(a)          if  to  Pacific:

Pacific  USA  Holdings  Corp.
5999  Summerside  Drive,  Suite  112
Dallas,  Texas  75252
Attn:  Bill  C.  Bradley,  Chief  Executive  Officer
Facsimile  No.  (972)  2485023

With  a  Copy  to:

Pacific  USA  Holdings  Corp.
3200  Southwest  Freeway,  Suite  1220
Houston,  Texas  77027
Attn:  Cathryn  L.  Porter,  Chief  General  Counsel
Facsimile  No.  (713)  8710155

(b)          if  to  Company:

Monaco  Finance,  Inc.
370  Seventeenth  Street,  Suite  5060
Denver,  Colorado  80202
Attn:  Irwin  L.  Sandler,  Executive  Vice  President
Facsimile  No.  (303)  4056496

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change, its address for notice by notifying the other party pursuant to the above notice provisions.



SECTION  8.  MISCELLANEOUS.

     (a) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument.

     (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the application of choice of law principles, except to the extent that such laws are superseded by federal law.

     (c) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (d) AMENDMENTS; NO WAIVERS. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (e) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     (f) SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     IN WITNESS WHEREOF, this CONVERSION AGREEMENT has been signed and delivered by the parties as of the date first above written.

                                        MONACO  FINANCE,  INC.


                                       By:_________________________________
                                        Name:  Joseph  Cutrona
                                        Title:  Chief  Executive  Officer


                                        PACIFIC  USA  HOLDINGS  CORP.


                                        By:___________________________________
                                        Name:  Bill  C.  Bradley
                                        Title:    Chief  Executive  Officer

EXHIBIT  10.73

     SOFTWARE  LICENSE  AND  DEVELOPMENT  AGREEMENT

     This Agreement ("the Agreement"), effective as of December 31, 1998 ("the Effective Date"), is by and between Pacific USA Holdings Corp.
("Pacific" or "LICENSEE"), a Texas corporation having offices at 5999 Summerside Drive, Suite 112, Dallas, Texas 77552, and Monaco Finance, Inc. ("Monaco" or "LICENSOR"), a Colorado corporation having offices at 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. LICENSOR and LICENSEE may be referred to individually as a "Party" and collectively as the "Parties".

                                   RECITALS

     WHEREAS, LICENSOR has acquired certain rights in (a) computer programs, source code and related documentation that permits data entry, program validation, credit bureau request, risk analysis, scorecard processing and automatic approval/turndown faxback to automotive dealers regarding consumer requested auto loans (collectively, the "Monaco Software") and (b) and certain trade names, service marks and trademarks used in conjunction with the Monaco Software (collectively, the "Trademarks"), including but not limited to FUNDLOG, VALUE SEEK, and FAX BACK;

     WHEREAS, LICENSOR and LICENSEE each possess certain expertise in the field of risk management for consumer and/or commercial loans;

     WHEREAS, LICENSOR and LICENSEE desire to collaborate in order to develop advanced loan and risk management software based on the Monaco Software (the "Advanced Software");

     WHEREAS, LICENSOR is willing to grant and LICENSEE desires to obtain certain rights in the Monaco Software and the ability to use the Trademarks in order to facilitate development and marketing of the Advanced Software; and

     WHEREAS, in furtherance of this Agreement, LICENSOR and LICENSEE have entered into a Data License Agreement simultaneously with the execution hereof.

     IN CONSIDERATION OF THE PROMISES CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY, RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS
FOLLOWS:

     ARTICLE  1

     Definitions
     -----------

1.0        Definitions.  The following terms used in this Agreement shall have
           -----------
the  following  meanings  (unless  otherwise  expressly  provided  herein):

1.1.1      "Affiliate" means any person or entity that controls, is controlled
            ---------
by  or  is  under  common  control  with  LICENSEE.


1.1.2       "Confidential Information" means any confidential information of a
             ------------------------
party, including the Monaco Software in the case of LICENSOR and the Advanced Software in the case of LICENSEE, and information clearly marked as confidential or information identified as confidential at the time of disclosure and summarized as confidential in a written memorandum delivered to the recipient within thirty (30) days of disclosure, and any third party proprietary information provided to either Party, but does not include information which:

(i) is known to or independently developed by the receiving Party without access to or use of Confidential Information of the disclosing Party, as evidenced by the receiving Party's written records;

(ii) is disclosed to the receiving Party in good faith by a third party who had a right to make such disclosure; or

(iii) is made public by the disclosing Party, or is established to be a part of the public domain otherwise than as a consequence of a breach by the receiving Party of its obligations hereunder.

1.1.3      "Monaco Software"  shall have the meaning set forth above and shall
           -----------------
include (a) any software developed without the participation of Pacific by Monaco to function in conjunction with or enhance the Monaco Software and (b) any updated, improved or otherwise modified versions of the Monaco Software created or developed without the participation of Pacific by Monaco, all source code related thereto, all documentation associated therewith, as well as all associated patent registrations and applications, copyrights, copyright registrations and applications, trade secrets, know-how, and other proprietary rights.

1.1.4          "Advanced Software"  shall have the meaning set forth above and
               -------------------
shall include (a) any software developed jointly by Monaco and Pacific or otherwise developed independently by Pacific to function in conjunction with or enhance the Monaco Software and (b) any enhanced, updated, improved, modified or otherwise altered versions of the Monaco Software or the Advanced Software to the extent such enhancements, updates, improvements, modifications or alterations were developed jointly by Monaco and Pacific or were otherwise developed independently by Pacific, all source code related thereto, all documentation associated therewith, as well as all associated patent registrations and applications, copyrights, copyright registrations and applications, trade secrets, know-how, and other proprietary rights.

                                   ARTICLE 2

     Ownership  and  Grant  of  Rights
     ---------------------------------

     2.1      Monaco Software License.  Subject to the terms and conditions of
              ------------------------
this Agreement, LICENSOR grants to LICENSEE a perpetual, fully paid up, non-transferable, exclusive license limited to use of the Monaco Software (a) for LICENSEE's internal business purposes and (b) in the development of the Advanced Software, including but not limited to the right to change, modify, improve or otherwise alter the source code of the Monaco Software. LICENSEE agrees not to sell, publish, or otherwise transfer or distribute the Monaco Software, in whole or in part, or sublicense its rights to the Monaco Software under this Agreement, to any other party without the written permission of LICENSOR; provided, however, the foregoing shall not restrict LICENSEE's rights relating to the Advanced Software. LICENSOR shall retain all copyrights, patent rights, and other intellectual property rights to the Monaco Software and, except to the extent of the limited rights granted to it herein, LICENSOR hereby disclaims all copyrights, patent rights, and other intellectual property rights to the Advanced Software. LICENSOR agrees not to sell or otherwise transfer the Monaco Software to any other party for any other purpose unless it shall have complied with the provisions of Section 2.5 hereof. LICENSOR acknowledges that the license granted to LICENSEE is exclusive and agrees not to license or distribute the Monaco Software to any other party for any other purpose.

     2.2       Trademarks.  LICENSOR grants to LICENSEE a limited right to use
               ----------
the Trademarks in association with the Monaco Software and the Advanced Software. This is not a trademark license and no other rights relating to the Trademarks are granted herein. Specifically, but without limitation, the rights granted herein do not include the right to sublicense use of the Trademarks or to use the Trademarks with any other products other than the Monaco Software and Advanced Software. Except to the extent of the limited rights granted to it herein, LICENSEE hereby expressly disclaims any rights in and to the Trademarks.

     2.3         Ownership of Monaco Software and Advanced Software.  LICENSEE
                 ---------------------------------------------------
acquires the right to make modifications, changes or improvements to the Monaco Software, as necessary, in the development of the Advanced Software. The Parties agree and acknowledge that all Monaco Software shall be owned by Monaco. The Parties agree and acknowledge that all Advanced Software shall be owned by Pacific, and that, subject to the terms and conditions of this Agreement, Pacific shall have the full, unencumbered right to exploit the Advanced Software as Pacific deems fit in its sole discretion. LICENSOR further agrees to and hereby does assign all rights in the Advanced Software to LICENSEE.



     2.4       Advanced Software License.  Subject to the terms and conditions
               -------------------------
of this Agreement, LICENSEE grants to LICENSOR a fully paid up, non-transferable, non-exclusive license limited to use of the Advanced Software for LICENSOR's internal business purposes only; provided, however, the license shall terminate ninety (90) days following any change in control of LICENSOR after the Effective Date. LICENSOR agrees not to sell, publish, or otherwise transfer or distribute the Advanced Software, in whole or in part, or sublicense its rights under this Agreement, to any other party without the prior written permission of LICENSEE; provided, however, the foregoing shall not restrict LICENSOR's rights relating to the Monaco Software. LICENSEE shall retain all copyrights, patent rights, and other intellectual property rights to the Advanced Software and, except to the extent of the limited rights granted to it herein, LICENSEE hereby disclaims all copyrights, patent rights, and other intellectual property rights to the Monaco Software.

     2.5      Right to Purchase Monaco Software.  In the event LICENSOR elects
              ----------------------------------
to terminate or otherwise abandon use of the Monaco Software or LICENSOR elects to sell or otherwise transfer the Monaco Software then the LICENSOR shall first offer LICENSEE the right to purchase the Monaco Software, including the source code, at the then current Fair Market Value of the Monaco Software. Upon any sale or transfer of the Monaco Software, Monaco at its sole discretion reserves the right to maintain the use of the Monaco Software for its internal business purposes. Such offer shall be in writing and shall include the current Fair Market Value of the Monaco Software and the basis for this determination. The purchase price to be paid by LICENSEE (being the then current Fair Market Value of the Monaco Software) shall be offset by the total costs that LICENSEE has actually incurred in the development of the Advanced Software from and after the date of this Agreement. LICENSEE shall have thirty (30) following receipt of the offer (or forty-five (45) days following the event which gives rise to the purchase right, if no notice is given by LICENSOR) to exercise its right to purchase the Monaco Software.

     (a) Any person or entity into which LICENSOR has been merged or consolidated, or to whom LICENSOR has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which LICENSOR shall be a party, or any person or entity succeeding to the business of LICENSOR shall have, among its other rights, the right to use the Monaco Software for its internal business purposes, subject to the other terms of this Agreement as same pertains to the processing of Monaco generated business.

     ARTICLE  3A

     Obligations  of  LICENSOR
     -------------------------

In addition to LICENSOR'S other obligations and responsibilities hereunder, LICENSOR shall:

3A.1       Changes, Improvements, Modifications, and New Products by LICENSOR.
           ------------------------------------------------------------------
Notify LICENSEE of any changes, modifications or improvements to the Monaco Software, as well as any new inventions developed by LICENSOR relating to the Monaco Software, as soon as is practical.



3A.2       Notice of Infringement.  Provide, written notice to LICENSEE of any
           ----------------------
infringement, threat of infringement or violation of any of the rights in the Monaco Software or Advanced Software of which LICENSOR becomes aware.

3A.3      Best Efforts.  Use its best efforts in assisting the LICENSEE in the
          -------------
development of the Advanced Software, including but not limited to explaining the function, structure, use, operation, limitations and potential improvements in and to the Monaco Software or the Advanced Software; assisting in the development of Advanced Software when requested by LICENSEE; and participating in testing of the Advanced Software.

3A.4          Monaco Software.  Provide, within ten (10) days of the Effective
              ----------------
Date, at least one copy of the Monaco Software to LICENSEE, including the source code thereof.

3A.5     Notice of Abandonment of Monaco Software, Intention to Sell or Change
         ---------------------------------------------------------------------
in  Control.    Notify  LICENSEE of (a) any change in control of LICENSOR, (b)
------------
LICENSOR's plans to terminate or otherwise abandon use of the Monaco Software,
---
or  (c) LICENSOR's intention to sell or otherwise transfer the Monaco Software

     ARTICLE  3B

     Obligations  of  LICENSEE
     -------------------------

In addition to LICENSEE'S other obligations and responsibilities hereunder, LICENSEE shall:

3B.1       Changes, Improvements, Modifications, and New Products by LICENSEE.
           ------------------------------------------------------------------
During the term of the license of the Advanced Software to LICENSOR, notify LICENSOR of any changes, modifications or improvements to the Advanced Software, as well as any new inventions developed by LICENSEE relating to the Advanced Software, as soon as is practical.

3B.2       Notice of Infringement.  Provide, written notice to LICENSOR of any
           ----------------------
infringement, threat of infringement or violation of any of the rights in the Monaco Software or Advanced Software of which LICENSEE becomes aware.

3B.3        Advanced Software.  Provide, within thirty (30) days following the
            ------------------
testing, completion and incorporation of any changes, modifications or improvements to the Advanced Software, at least one copy of the Advanced Software to LICENSOR.





     ARTICLE  4

     Commercial  Terms
     -----------------

4.1       Fully Paid Up.  This Agreement is fully paid up.  No other payments,
          -------------
including royalties, are due hereunder by LICENSEE or LICENSOR to the other party.

     ARTICLE  5

     Disclaimer
     ----------

5.1 ALL EXPRESS OR IMPLIED COVENANTS, CONDITIONS, REPRESENTATIONS OR WARRANTIES, INCLUDING ANY IMPLIED WARRANTY FOR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR CONDITIONS OF QUALITY AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW, ARE HEREBY DISCLAIMED. THE OBLIGATIONS OF THE PARTIES EXPRESSLY STATED HEREIN ARE IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES, COVENANTS OR CONDITIONS EXPRESSED OR IMPLIED. THE PARTIES DO NOT REPRESENT, WARRANT, OR COVENANT THAT ANY PRODUCTS MADE AND/OR DISTRIBUTED BY LICENSEE HEREUNDER WILL BE FIT FOR A PARTICULAR PURPOSE.

     ARTICLE  6

     General  Representations  and  Warranties
     -----------------------------------------

6.1          Mutual Representations and Warranties.  Each Party represents and
             -------------------------------------
warrants  to  the  other  that:

(a) it is not a Party to any agreement, understanding or business relationship that prevents it from carrying out its obligations under this Agreement;

(b) it has the full right and corporate power to enter into and perform its obligations under this Agreement;

(c) this Agreement creates legal, valid and binding obligations on it and is enforceable against it in accordance with its terms; and

(d) it will discharge all of its duties and obligations hereunder in a proper, efficient and business-like manner using persons with skills and experience appropriate to their function.



6.2       Limitation on Damages.   IN NO EVENT WILL EITHER PARTY BE LIABLE FOR
          ---------------------
ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE IN CONNECTION WITH OR RELATED TO THIS AGREEMENT (INCLUDING LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWSOEVER ARISING, EITHER OUT OF BREACH OF THIS AGREEMENT, INCLUDING BREACH OF WARRANTY, OR IN TORT, EVEN IF THE OTHER PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     ARTICLE  7

     Confidentiality
     ---------------

7.1          Limitations on Disclosure or Use.  Except to the extent permitted
             --------------------------------
herein, the Parties agree that while this Agreement remains in effect, or at any time after the termination of this Agreement, the receiving Party will not disclose to any person, firm or corporation, any part of the Confidential Information of the disclosing Party, except with the prior written consent of the disclosing Party, and that access shall be limited to those of the receiving Party's employees, agents and consultants, or the employees, agents and consultants of its parent corporation (if any), its affiliates or subsidiaries or third parties who have a legitimate need to know the Confidential Information for performance under this Agreement and further, that the Confidential Information shall be used strictly for the purposes contemplated by this Agreement.

7.2          Injunctive  Relief.   Each of the Parties hereby acknowledges and
             ------------------
expressly agrees that any breach by it of this Agreement, which does or may result in loss of confidentiality of the Confidential Information, would cause irreparable harm to the other Party for which money damages would not be an adequate remedy. Therefore, each of the Parties hereby agree, that in the event of any breach of Article 8 of this Agreement by it, the non-breaching Party will have the right to seek injunctive relief against continuing or further breach by the breaching Party, without the necessity of proof of actual damages, in addition to any other right which either Party may have under this Agreement, or otherwise in law or in equity.

7.3       Required Disclosures Permitted.  Notwithstanding any other provision
          ------------------------------
of this Agreement, the receiving Party will be permitted to disclose any Confidential information if such disclosure:

(a) is in response to a valid order by a court or other governmental body having jurisdiction; or



(b) is otherwise required by law or by the requirements of any competent securities regulatory authority;

provided, however, that the receiving Party will make every effort to inform the disclosing Party of the order, law or requirement such that the disclosing Party will have a reasonable opportunity to seek an appropriate protective order.

7.4       No Termination.  This Article 7 will survive any termination of this
          --------------
Agreement.

     ARTICLE  8

     Relationship  of  the  Parties
     ------------------------------

8.1      No Liability for Acts of Other Party.  Neither of the Parties will be
         ------------------------------------
responsible for or bound by any act of the other Party or such other Party's agents, employees or any person in any capacity in its service or for any default or misconduct of such person or persons.

8.2      No Ability to Bind Other Party.  Neither Party will assume or create,
         ------------------------------
in writing or otherwise, any obligation, contract, term, condition or other responsibility of any kind, expressed or implied, in the name of or on behalf of the other Party or bind it in any manner whatsoever. Any such obligation will be void.

8.3      Hold Harmless.  Neither Party will be responsible for any statements,
         -------------
representations, warranties or other claims made by other Party with respect to the adequacy or performance of any of the Monaco Software or Advanced Software licensed hereunder.

     ARTICLE  9

     Term  and  Termination
     ----------------------

9.1          Term.    The term of this License Agreement shall commence on the
             ----
Effective Date and shall be perpetual unless terminated in accordance with this Article 9 or Paragraph 10.2. In addition, the license granted in Paragraph 2.4 shall terminate in the event of a change in control of LICENSOR as described in Paragraph 2.4.



9.2          Material  Breach and Cure.  In the event that either Party hereto
             -------------------------
defaults in the performance of any of its material duties or obligations hereunder and such default is not cured within thirty (30) days after written notice is given to the defaulting Party specifying the default, then the Party not in default, after given written notice thereof to the defaulting Party, may terminate this Agreement.

9.3     Continuing Obligations of LICENSOR after Termination.  In the event of
        ----------------------------------------------------
termination of this Agreement, in whole or in part, for any reason, LICENSOR will immediately:

     (a)          cease  all  further  use  of  the  Advanced  Software;

(b) return to LICENSEE all copies of the Advanced Software, howsoever recorded; and

(c) provide LICENSEE with written assurances of compliance with this Paragraph 9.3.

9.4     Continuing Obligations of LICENSEE after Termination.  In the event of
        ----------------------------------------------------
termination of this Agreement due to a breach by LICENSEE pursuant to the terms of Paragraph 9.2, LICENSEE will immediately:

     (a)          cease  all  further  use  of  the  Monaco  Software;

(b) return to LICENSOR all copies of the Monaco Software, howsoever recorded; and

(c) provide LICENSOR with written assurances of compliance with this Paragraph 9.4.

9.5        No Additional Compensation.  Upon termination or expiration of this
           --------------------------
Agreement, neither Party will be entitled to compensation under this Agreement for its efforts in promoting or creating good will for the other Party.

9.6          Effect  of  Termination.   With the exception of those rights and
             -----------------------
obligations  which  by  their  nature  should  survive  and further subject to
Article 7, all rights and obligations hereunder shall immediately terminate and cease upon termination or expiration of this Agreement.

     ARTICLE  10

     General
     -------

10.1      Applicable Laws.  The construction, validity and performance of this
          ---------------
Agreement will be governed by the laws of Texas, U.S.A., and both of the Parties agree to the non-exclusive jurisdiction of the courts of the Texas, with respect to any suit, action or proceeding arising out of or relating to this Agreement.

10.2          Assignment Restrictions.    Except as otherwise provided in this
              ------------------------
Agreement, LICENSOR shall not have the right to assign or transfer any of its rights or to delegate any of its duties under this Agreement to any party other than an Affiliate without the prior written consent of LICENSEE, which consent shall not be unreasonably withheld or delayed. Any attempted assignment or transfer without such consent will be void and of no effect, and will automatically terminate all rights of the LICENSOR under this Agreement.

10.3       Survivorship.  The Agreement will be binding upon and will inure to
           ------------
the benefit of the Parties hereto and their respective successors and permitted assigns.

10.4      Headings and Context.  Headings contained herein are for convenience
          --------------------
of reference only and will not be considered substantive parts of this Agreement. The use of the singular or plural will include the other form, and the use of the masculine, feminine or neuter gender will include the other genders as required by context.

10.5        Entire Agreement.  This Agreement constitutes the entire Agreement
            ----------------
between  the  Parties  pertaining  to  the  subject  matter  hereof.

10.6     Severability.  In the event any portion of this agreement is found to
         ------------
be unenforceable under the applicable laws, the remainder of this agreement shall remain in force and such unenforceable portion shall be removed without penalty to either Party.



10.7          Force  Majeure.    Subject  to  the terms and conditions of this
              --------------
Agreement, neither Party will be responsible to the other for the non-performance of or for delay in performance occasioned by any cause beyond its reasonable control, including, without limitation, acts or omissions of the other, acts of civil or military authority, strikes, lock-outs, embargoes, acts of God, delay of suppliers or inability to obtain or shortages of materials or supplies but, for greater certainty, the shortage of funds by a Party hereto, thereby preventing it from discharging its obligations hereunder will be deemed to be a cause within its control. However, the non-performing Party shall use diligence in attempting to remove any such cause and shall promptly notify the other Party of the extent and probable duration of such cause.

10.8     Waiver Provisions.  Failure by one Party to notify the other Party of
         -----------------
a breach of any provision of this Agreement shall not constitute a waiver of any continuing breach. Failure by one Party to enforce any of its rights under this Agreement shall not constitute a waiver of those rights.

10.9     Notices. All notices required hereunder shall be given in writing and
         -------
shall be deemed effective when delivered to the Party to be notified at the following address or at such other address as shall have been specified in written notice from the Party to be notified, mailed postage paid, first class:


     If  to  Pacific  USA Holdings Corp.,          If to Monaco Finance, Inc.,
address  to:                                                  address  to:

     5999  Summerside  Dr., Suite 112          370 Seventeenth St., Suite 5060
      Dallas,  Texas  75252                            Denver, Colorado  80202
     Attention:  Chief  Executive  Officer          Attention: Chief Executive
Officer

     with  a  copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attention:  General  Counsel


     IN WITNESS WHEREOF the Parties hereto, through their duly authorized officers, have executed this Agreement as of the date first noted above.

Pacific  USA  Holdings  Corp.            Monaco Finance, Inc.

By:/s/ Bill C. Bradley                   By: Joseph A. Cutrona Jr.
-----------------------                   -------------------------

Bill C. Bradley                           Joseph A. Cutrona Jr.
-----------------------                   -------------------------
Name                                     Name
Chief Executive Officer                   Chief Executive Officer
-----------------------                   -------------------------
Title                                     Title

EXHIBIT  10.74

                            DATA LICENSE AGREEMENT

     This  Data  License Agreement ("the Agreement"), effective as of December
__,  1998  (the  "Effective  Date"),  is  by  and between Monaco Finance, Inc.
("Monaco" or "LICENSOR"), a Colorado corporation having offices at 370 Seventeenth St., Suite 5060, Denver, Colorado 80202; and Pacific USA Holdings Corp., a Texas corporation having offices at 5999 Summerside Drive, Suite 112, Dallas, Texas 77552, and each of its majority-owned subsidiaries (collectively, "Pacific" or "LICENSEE"). LICENSOR and LICENSEE may be referred to individually as a "Party" and collectively as the "Parties".


     RECITALS

     LICENSOR has acquired certain rights in proprietary databases relating to historical information regarding sub-prime auto loans serviced by Licensor including but not limited to (a) loan application input data from the dealer;
(b) vehicle data; (c) credit bureau data; (d) payment data; (e) collection data; (f) recovery data; (g) risk analysis, and (h) Monaco's computerized credit score, together with all updates to such information in Licensor's
possession  from  time  to  time    (the  "Product").

     LICENSEE desires to obtain rights to use the Product to develop statistical models and credit, collection and servicing strategies for itself, its customers and clients (the "Derivative Information").

     IN CONSIDERATION OF THE PROMISES CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY, RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS
FOLLOWS:

     ARTICLE  1

     Definitions
     -----------

 .       Definitions.     The following terms used in this Agreement shall have
        -----------
the  following  meanings  (unless  otherwise  expressly  provided  herein):

 .     "Confidential Information" shall mean the names of the borrowers, social
       ------------------------
security numbers of borrowers and credit information related to borrowers in any information comprising the Product

                                   ARTICLE 2

     Grant  of  License
     ------------------

2.1 Subject to the terms and conditions of this Agreement, LICENSOR grants to LICENSEE a perpetual, fully paid up, non-transferable, non-exclusive license in and to the Product. LICENSEE shall have exclusive rights to all Derivative Information.

2.2 LICENSOR will deliver the initial Product and all updated information relating to the Products due hereunder within thirty (30) days of the dates or beginning of the time periods identified herein. Unless otherwise agreed by the Parties, all Products will be delivered by LICENSOR to LICENSEE by either permitting LICENSEE, at LICENSEE's option, on-line access to the Product or by providing the Product on standard computer recording media to be identified by LICENSEE.

     ARTICLE  3

     Obligations  of  LICENSOR
     -------------------------

3.1 Product Updates. LICENSOR will deliver Product updates no less than monthly in accordance with the terms of Section 2.2.

3.2 Product Support. LICENSOR shall provide Product support to LICENSEE by explaining the fields of information contained in the Product from time to time upon reasonable request by LICENSEE.

3.3 Notice. If LICENSOR becomes aware of any deficiencies or inaccuracies in the Product or if LICENSOR becomes aware of any claims or causes of action asserted by any third party with respect to the Product, LICENSOR shall promptly notify LICENSEE in writing of any such occurrences.

     ARTICLE  4

     Commercial  Terms
     -----------------

4.1         Fully Paid Up.  This License Agreement is fully paid up.  No other
            -------------
payments,  including  royalties,  are  due  hereunder by LICENSEE to LICENSOR.

     ARTICLE  5

     Disclaimer
     ----------

5.1 ALL EXPRESS OR IMPLIED COVENANTS, CONDITIONS, REPRESENTATIONS OR WARRANTIES, INCLUDING ANY IMPLIED WARRANTY FOR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR CONDITIONS OF QUALITY AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW, ARE HEREBY DISCLAIMED. THE OBLIGATIONS OF LICENSOR EXPRESSLY STATED HEREIN ARE IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES, COVENANTS OR CONDITIONS EXPRESSED OR IMPLIED. LICENSOR DOES NOT REPRESENT, WARRANT, OR COVENANT THAT ANY PRODUCTS MADE AND/OR DISTRIBUTED BY LICENSEE HEREUNDER WILL BE FIT FOR A PARTICULAR PURPOSE.

     ARTICLE  6

     General  Representations  and  Warranties
     -----------------------------------------

6.1          Mutual Representations and Warranties.  Each party represents and
             -------------------------------------
warrants  to  the  other  that:

(a) it is not a party to any agreement, understanding or business relationship that prevents it from carrying out its obligations under this Agreement;

(b) it has the full right and corporate power to enter into and perform its obligations under this Agreement;

(c) this Agreement creates legal, valid and binding obligations on it and is enforceable against it in accordance with its terms; and

(d) it will discharge all of its duties and obligations hereunder in a proper, efficient and business-like manner using persons with skills and experience appropriate to their function.

6.2       Limitation on Damages.  EXCLUDING ARTICLE 7, IN NO EVENT WILL EITHER
          ---------------------
PARTY BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE IN CONNECTION WITH OR RELATED TO THIS AGREEMENT (INCLUDING LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), HOWSOEVER ARISING, EITHER OUT OF BREACH OF THIS AGREEMENT, INCLUDING BREACH OF WARRANTY, OR IN TORT, EVEN IF THE OTHER PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.



     ARTICLE  7

     Confidentiality
     ---------------

7.1         Limitations on Disclosure or Use.  LICENSEE agrees that while this
            --------------------------------
Agreement remains in effect, or at any time after the termination of this Agreement, it will not disclose to any person, firm or corporation, any part of the Confidential Information, except with the prior written consent of the LICENSOR, and that access shall be limited to those of its employees, agents and consultants, or the employees, agents and consultants of its parent corporation (if any), its affiliates or subsidiaries or third parties who have a legitimate need to know the Confidential Information for performance under this Agreement.

7.2          Injunctive  Relief.   Each of the parties hereby acknowledges and
             ------------------
expressly agrees that any breach by LICENSEE of this Agreement, which does or may result in loss of confidentiality of the Confidential Information, would cause irreparable harm to the other party for which money damages would not be an adequate remedy. Therefore, each of the parties hereby agree, that in the event of any breach of Article 7 of this Agreement by LICENSEE, LICENSOR will have the right to seek injunctive relief against continuing or further breach by the LICENSEE, without the necessity of proof of actual damages, in addition to any other right which LICENSOR may have under this Agreement, or otherwise in law or in equity.

7.3       No Termination.  This Article 7 will survive any termination of this
          --------------
Agreement.

     ARTICLE  8

     Relationship  of  the  Parties
     ------------------------------

8.1      No Liability for Acts of Other Party.  Neither of the parties will be
         ------------------------------------
responsible for or bound by any act of the other party or such other party's agents, employees or any person in any capacity in its service or for any default or misconduct of such person or persons.

8.2      No Ability to Bind Other Party.  Neither party will assume or create,
         ------------------------------
in writing or otherwise, any obligation, contract, term, condition or other responsibility of any kind, expressed or implied, in the name of or on behalf of the other party or bind it in any manner whatsoever. Any such obligation will be void.

8.3       Hold Harmless.  LICENSOR will not be responsible for any statements,
          -------------
representations, warranties or other claims made by LICENSEE with respect to the adequacy or performance of any of the Products licensed hereunder.



     ARTICLE  9

     Term  and  Termination
     ----------------------

9.1          Term.    The term of this License Agreement shall commence on the
             ----
Effective  Date  and  shall  be perpetual unless terminated in accordance with
this  Article  9  or    Paragraph  10.2.

9.2          Material  Breach and Cure.  In the event that either party hereto
             -------------------------
defaults in the performance of any of its material duties or obligations hereunder and such default is not cured within thirty (30) days after written notice is given to the defaulting party specifying the default, then the party not in default, after given written notice thereof to the defaulting party, may terminate this Agreement.

9.3     Continuing Obligations after Termination.  In the event of termination
        ----------------------------------------
of this Agreement, in whole or in part, for any reason, LICENSEE will immediately:

     (a)          cease  all  further  use  of  the  Product;

(b)      return to LICENSOR all copies of the Product, howsoever recorded; and

(c) provide LICENSOR with written assurances of compliance with this Paragraph 9.3.

9.4          No  Additional  Compensation.   Neither party will be entitled to
             ----------------------------
compensation upon termination or expiration of this Agreement for its efforts in promoting or creating good will for the other party.

9.5          Effect  of  Termination.   With the exception of those rights and
             -----------------------
obligations  which  by  their  nature  should  survive  and further subject to
Article 7, all rights and obligations hereunder shall immediately terminate and cease upon termination or expiration of this Agreement.

     ARTICLE  10

     General
     -------

10.1      Applicable Laws.  The construction, validity and performance of this
          ---------------
Agreement will be governed by the laws of Texas, U.S.A., and both of the parties agree to the non-exclusive jurisdiction of the courts of the Texas, with respect to any suit, action or proceeding arising out of or relating to this Agreement.



10.2          Assignment Restrictions.    Except as otherwise provided in this
              ------------------------
Agreement, LICENSEE shall not have the right to assign or transfer any of its rights or to delegate any of its duties under this Agreement without the prior written consent of LICENSOR. Any attempted assignment or transfer without such consent will be void and of no effect, and will automatically terminate all rights of the LICENSOR under this Agreement.

10.3       Survivorship.  The Agreement will be binding upon and will inure to
           ------------
the benefit of the parties hereto and their respective successors and permitted assigns.

10.4      Headings and Context.  Headings contained herein are for convenience
          --------------------
of reference only and will not be considered substantive parts of this Agreement. The use of the singular or plural will include the other form, and the use of the masculine, feminine or neuter gender will include the other genders as required by context.

10.5        Entire Agreement.  This Agreement constitutes the entire Agreement
            ----------------
between  the  parties  pertaining  to  the  subject  matter  hereof.

10.6     Severability.  In the event any portion of this agreement is found to
         ------------
be unenforceable under the applicable laws, the remainder of this agreement shall remain in force and such unenforceable portion shall be removed without penalty to either party.

10.7          Force  Majeure.    Subject  to  the terms and conditions of this
              --------------
Agreement, neither party will be responsible to the other for the non-performance of or for delay in performance occasioned by any cause beyond its reasonable control, including, without limitation, acts or omissions of the other, acts of civil or military authority, strikes, lock-outs, embargoes, acts of God, delay of suppliers or inability to obtain or shortages of materials or supplies but, for greater certainty, the shortage of funds by a party hereto, thereby preventing it from discharging its obligations hereunder will be deemed to be a cause within its control. However, the non-performing party shall use diligence in attempting to remove any such cause and shall promptly notify the other party of the extent and probable duration of such cause.

10.8     Waiver Provisions.  Failure by one party to notify the other party of
         -----------------
a breach of any provision of this Agreement shall not constitute a waiver of any continuing breach. Failure by one party to enforce any of its rights under this Agreement shall not constitute a waiver of those rights.

10.9     Notices. All notices required hereunder shall be given in writing and
         -------
shall be deemed effective when delivered to the Party to be notified at the following address or at such other address as shall have been specified in written notice from the Party to be notified, mailed postage paid, first class:




     If  to  Pacific  USA Holdings Corp.,          If to Monaco Finance, Inc.,
address  to:                                                  address  to:

     5999  Summerside  Dr., Suite 112          370 Seventeenth St., Suite 5060
      Dallas,  Texas  75252                             Denver,Colorado  80202
     Attention:  Chief  Executive  Officer          Attention: Chief Executive
Officer

     with  a  copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attention:  General  Counsel

IN WITNESS WHEREOF the Parties hereto, through their duly authorized officers, have executed this Agreement as of the date first noted above.

Pacific  USA  Holdings  Corp.            Monaco Finance, Inc.

By:/s/ Bill C. Bradley                   By: Joseph A. Cutrona Jr.
-----------------------                   -------------------------

Bill C. Bradley                           Joseph A. Cutrona Jr.
-----------------------                   -------------------------
Name                                     Name
Chief Executive Officer                   Chief Executive Officer
-----------------------                   -------------------------
Title                                    Title